EXHIBIT 99.2





                Certification Required by 18 U.S.C. Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)


           I, John W. Remshard, as Chief Financial Officer of WellChoice, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report"), being filed with the U.S. Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 7, 2003

                                                    /s/ John W. Remshard
                                                  ------------------------------
                                          Name:   John W. Remshard
                                          Title:  Senior Vice President,
                                                  Chief Financial Officer